Exa company meeting Steve Remondi | September 28, 2017 Exhibit 99.3

I The Deal II The Timeline III Exa Perspective V Q&A Agenda IV Dassault Systemes Introduction & Perspective © Exa Corporation - Highly Confidential

I The Deal II The Timeline III Exa Perspective V Q&A Agenda IV Dassault Systemes Introduction & Perspective © Exa Corporation - Highly Confidential

Dassault Systemes (DS) Agreed to Purchase All Exa Shares at $24.25 per share Stock Value ~$400M 45% Premium over 1-day 70% Premium over 90-day Price Paid at Closing For all shares outstanding All vested but unexercised options All unvested options The Deal

I The Deal II The Timeline III Exa Perspective V Q&A Agenda IV Dassault Systemes Introduction & Perspective © Exa Corporation - Highly Confidential

September 22, 2017 – Signed Exclusivity Agreement September 28, 2017 – Signed Merger Agreement & Public Announcement October – Necessary Regulatory Filings Target Close – Prior to End of 2017 Until Closing – Both Companies Remain & Operate Independently The Timeline

I The Deal II The Timeline III Exa Perspective V Q&A Agenda IV Dassault Systemes Introduction & Perspective © Exa Corporation - Highly Confidential

The Strategic Imperative of Simulation at Customers The Critical Role Exa Has Established for Accuracy of Fluids In the Real World Combined with The 3D Experience Platform of Dassault Accelerate Ability to Expand Into Many Vertical Markets Reach and Resources Exa Rationale

Chapter 1:Perseverance (1992 – 2001) Science to Practice, venture capital, technology Chapter 2:Product (2002 – 2007) Focus - aerodynamics only, complete product, engineering decisions Chapter 3:Process (2008 – 2011) Focus on solutions, expanded applications, turn-around time, automation Chapter 4:Public (2012 – 2017) Quarterly results, guidance, deployment chart, perfection of solutions, expanded markets Chapter 5:? (2018 - …) Exa’s Story

Chapter 1:Perseverance (1992 – 2001) Science to Practice, venture capital, technology Chapter 2:Product (2002 – 2007) Focus - aerodynamics only, complete product, engineering decisions Chapter 3:Process (2008 – 2011) Focus on solutions, expanded applications, turn-around time, automation Chapter 4:Public (2012 – 2017) Quarterly results, guidance, deployment chart, perfection of solutions, expanded markets Chapter 5:Pervasive? (2018 - …) Exa’s Story

Chapter 1:Perseverance (1992 – 2001) Science to Practice, venture capital, technology Chapter 2:Product (2002 – 2007) Focus - aerodynamics only, complete product, engineering decisions Chapter 3:Process (2008 – 2011) Focus on solutions, expanded applications, turn-around time, automation Chapter 4:Public (2012 – 2017) Quarterly results, guidance, deployment chart, perfection of solutions, expanded markets Chapter 5:Paris? (2018 - …) Exa’s Story

Chapter 1:Perseverance (1992 – 2001) Science to Practice, venture capital, technology Chapter 2:Product (2002 – 2007) Focus - aerodynamics only, complete product, engineering decisions Chapter 3:Process (2008 – 2011) Focus on solutions, expanded applications, turn-around time, automation Chapter 4:Public (2012 – 2017) Quarterly results, guidance, deployment chart, perfection of solutions, expanded markets Chapter 5:Perform? (2018 - …) Exa’s Story

Chapter 1:Perseverance (1992 – 2001) Science to Practice, venture capital, technology Chapter 2:Product (2002 – 2007) Focus - aerodynamics only, complete product, engineering decisions Chapter 3:Process (2008 – 2011) Focus on solutions, expanded applications, turn-around time, automation Chapter 4:Public (2012 – 2017) Quarterly results, guidance, deployment chart, perfection of solutions, expanded markets Chapter 5:Partnership? (2018 - …) Exa’s Story

Chapter 1:Perseverance (1992 – 2001) Science to Practice, venture capital, technology Chapter 2:Product (2002 – 2007) Focus - aerodynamics only, complete product, engineering decisions Chapter 3:Process (2008 – 2011) Focus on solutions, expanded applications, turn-around time, automation Chapter 4:Public (2012 – 2017) Quarterly results, guidance, deployment chart, perfection of solutions, expanded markets Chapter 5:Potential (2018 - …) Deliver on the full potential of technology, products and solutions Exa’s Story

I The Deal II The Timeline III Exa Perspective V Q&A Agenda IV Dassault Systemes Introduction & Perspective © Exa Corporation - Highly Confidential

Welcome Exa SEPT 28th 2017 Bruno Latchague Senior Executive Vice-President

Our Company a Scientific company Combining Science, Technology and Art for a sustainable society 14,000 passionate people 123 nationalities / 172 sites One global R&D / 56 labs Game changing 3DEXPERIENCE solutions >200,000 enterprise customers 12 industries in 140 countries 25 million users 12,600 partners Software, Technology & Architecture Content & Online Services Sales Consulting & System Integrators Education Research Long-term driven Majority shareholder control Revenue: $3.2 Bn* * Figures as of FY 2015 / Non-IFRS

30 years of sustainable innovation 3D Design 3D DMU Digital Mock-up 3D PLM Product Lifecycle Management 2012 1999 1989 1981 Business Experience Platform

Americas
Europe
Asia
SIMULIA (Mason OH-US)
DELMIA (Montreal-CA)
SIMULIA (Providence RI-US)
Solidworks (Madison WI-US)
DELMIA (Auburn Hills MI-
BIOVIA (Ithaca NY-US)
Solidworks (Grand Rapids MI-
DELMIA (Minneapolis MN-US)
GEOVIA (Vancouver - CA)
BIOVIA (Bend OR-US)
BIOVIA (San Ramon CA-US)
SIMULIA (Woodland Hills CA-
DELMIA (Long Beach CA-US)
BIOVIA (San Diego CA-US)
Techno (Broomfield CO-US)
BIOVIA (Boulder, CO-US)
SIMULIA (Atlanta GA-US)
BIOVIA (Durham, NC-US)
BIOVIA (Milford MA-US)
ENOVIA (Milford MA-US)
3DS Boston Campus (Waltham MA-US)
ENOVIA (Summerville SC-
CATIA (Coventry-UK)
Solidworks, SPATIAL (Cambridge-UK)
Solidworks (Stockholm-SE)
CATIA (Lund-SE)
3DEXCITE (Munich-DE)
BIOVIA (Cork-UK)
SIMULIA (Sheffield-UK)
BIOVIA (Cambridge-UK)
BIOVIA (Stockholm-SE)
CATIA (Berlin-DE)
CATIA (Munich-DE)
CATIA (Auderghem-Be)
QUINTIQ (Hertogenbosch-Nl)
SIMULIA (Gilching-DE)
CATIA (Braunschweig-DE)
CATIA (Hannover-DE)
SIMULIA (Karlsruhe-DE)
DELMIA (Krakow-PO)
SIMULIA (Sofia-BU)
CATIA (Daegu - KO)
SIMULIA (Taiwan)
QUINTIQ (Kuala-Lumpur-
3DPLM (Pune-IN)
3DPLM (Mumbai-IN)
3DPLM (Bangalore-IN)
CATIA (Plouzané-FR)
TECHNO (Rennes-FR)
EXALEAD, NETVIBES (Paris-FR)
DS CAMPUS (Vélizy-FR)
CATIA, DELMIA (Aix en Provence-FR )
CATIA (Lyon- Fr)
CATIA, BIOVIA (Biot-FR)
GEOVIA (Perth- Au)
GEOVIA (Brisbane- Au)
Status as of March 2016
58 R&D Labs in 15 countries – 5200 R&D
R&D Labs
Customer Support

Our Clients: Industry leaders at the heart of Innovation Aerospace & Defense Transportation & Mobility Marine & Offshore High-Tech Consumer Goods - Retail Consumer Packaged Goods - Retail Life Sciences Energy, Process & Utilities Architecture, Engineering & Construction Financial & Business Services Industrial Equipment Natural Resources

Dassault Systèmes provides business & people with 3DEXPERIENCE universes to imagine sustainable innovations capable of harmonizing product, nature and life. “ “ Our Purpose

The 3DEXPERIENCE Platform Social & Collaborative Apps 3D Modeling Apps Simulation Apps Information Intelligence Apps Real time 3DEXPERIENCE

Strategic Operational Elements Industries “Solution Experience” 12 Geo Field Operations “Customer Experience” Brands “User Experience” & Communities VS BT PC Applications + Content + Services 3DEXPERIENCE Platform

Strong acquisition capacity through the Brands… GmbH

2016 Main Acquisitions * Next Limit Dynamics, developer of XFlow * 3D4ALL HMC Image Informatics

SIMULIA & Simulation Strategy September 2017

Simulation for Product Nature & Life Powers Sustainable Innovation

Employees Centers of Excellence Value Solution Partners 1400 30 202 >170,000 Users 12 industries Designers, Design Engineers, Academics, Researchers, and Simulation & Optimization Experts Simulation Technology Leader Innovative High-quality products and support Customer satisfaction 200 Alliance Partners Complementary Software Components Hardware Simulation for Product, Nature & Life The Social Community of Simulation Experts in Industry, Scientific Research and Academia

Transportation Cities & Homes Health Mobility Fluids Simulation is fundamental for harmonizing Product, Nature, and Life Infrastructure Energy

Industry Challenges More Vehicle Variants More Flexibility Worldwide Production, SupplyChain & Logistics More pressure on regulations Powertrain Electrification New Manufacturing Processes New Customer Expectations New Materials New way of selling E-retail New Business Model New Competition Car Complexity Cultural Transformation More Efficiency From planning to Production Vehicle Reliability … … …

Multiphysics & Multiscale 3DS end-to-end vision

SIMULIA - ACOUSTICS , VIBRATIONS



SIMULIA - CRASHWORTHINESS SAFETY



SIMULIA - AERODYNAMICS, THERMODYNAMICS



SIMULIA - PASSENGER CABIN COMFORT



CATIA - PERFORMANCE, FUEL CONSUMPTION



SIMULIA - STIFFNESS STABILITY STRUCTURAL DYNAMICS



SIMULIA - CORROSION, IMPERMEABILITY



CATIA - HANDLING PERFORMANCE



SIMULIA - DURABILITY



SIMULIA – E/E ELECTROMAGNETICS



SIMULIA - EXPERIMENT


Controller
Mechanical
Motor

ENOVIA - SOFTWARE



3DS.COM © Dassault Systèmes | Confidential Information | 9/28/2017 | ref.: 3DS Board of Directors

31

Multiphysics Discipline Our Technology Vision Functional Logical Physical (Macro-scale Continuum) Material Sciences Physical (Micro-scale Non-Continuum) Multiscale Thermal Bio Geophysics Chemical Fluids Electro-magnetics Controls Structures & Solids

3DS Long-term Commitment to Simulation Geensoft Design Simulation Multiphysics Simulation System Simulation Simulation to Support all Industry Solutions 2005 2010 2000 Dymola Abaqus SRAC COSMOS CATIA Analysis Isight Tosca Simpoe fe-safe SFE Simpack 2015 3DS.COM/SIMULIA © Dassault Systèmes | | ref.: 3DS_Document_2015 CST XFlow Wave6 €24m

Why did Dassault Systèmes acquire Exa?

1) Fluids Simulation: essential for how we provide value & grow with our customers

Essential for **3D**EXPERIENCE Industry Solutions



✓ Fluids simulation is present in **all industries**



Industry Solution Experiences
Industry Process Experiences

✓ Fluids simulation can enhance 52 Industry Solutions and 99 Industry Processes



✓ Fluids simulation is essential for harmonizing Product, Nature, and Life

$1B Market Growing Faster than Simulation Overall

Market Size ($M USD)



10
8
6
4
2
0
2016
2017
2018
2019
2020
2021

Simulation & Analysis @ 8% CAGR

Fluids Simulation @ 10% CAGR

Sources:
TechSci Research, CIMdata, Technavio, Internal estimates



Fluids Simulation Market Segmentation by industry
26%
18%
14%
11%
8%
7%
6%
10%

3DS.COM © Dassault Systèmes | Confidential Information | 9/28/2017 | ref.: 3DS Board of Directors

34

DASSAULT SYSTEMES | The 3DEXPERIENCE® Company

Why did Dassault Systèmes acquire Exa? 2) Exa is the market leader in providing proven solutions for highly dynamic fluids Mission-critical to transportation & mobility, industrial equipment, aerospace & defense, and natural resources Pioneer and market leader in utilizing Lattice Boltzmann technology Exa fluids products embed validated industry application knowledge There are two primary fluids simulation technologies: Navier-Stokes For steady and mildly unsteady flow Lattice Boltzmann For unsteady and highly dynamic flow Aerodynamics Thermal management Aero-acoustics … Multiphase flow within porous material …

Why did Dassault Systèmes acquire Exa? 3) Together we are positioned to expand 3DS Fluids into many new industry processes Together, we will extend 3DS Fluids into many applications in all industries 3DS Fluids solutions are now supported by almost 400 subject matter experts globally Combined, 3DS Fluids now represents a powerful portfolio of solutions Bringing together three fluids simulation communities: Almost 400 people SIMULIA Organic

Fluids Simulation Users Community Strategy Social Industry Experiences Industry Solutions and Processes Center of Excellence Roles & Apps ISE IPE VS BT PC Center of Excellence Support to 3DS Channels and Geos Specialized sale T&M, IE, A&D, and NR Extension to other industries and workflows Leverage multi-brand processes Processes (pre-post, results) Strengthen to Generative LBM Technology Extension to Multi-Physics / MBD Branding User community

Where Does Exa Fit? Multi-physics Discipline Functional Logical Physical (Macro-scale Continuum) Material Sciences Physical (Micro-scale Non-Continuum) Multi-scale Thermal Bio Geophysics Chemical Fluids Electro-magnetics Controls Structures & Solids SIMULIA Organic

Bernard CHARLèS Vice-Chairman & CEO Dominique FLORACK President, Research & Development Thibault de TERSANT Senior EVP, Chief Financial Officer Philippe FORESTIER EVP, Global Affairs and Communities Pascal DALOZ EVP, Dassault Systèmes Brands and Corporate Development Laurence BARTHèS EVP, Chief People & Information Officer Monica MENGHINI EVP, Chief Strategy Officer Ségolène MOIGNET Chief of the CEO’s Executive Office Sylvain LAURENT EVP, Global Field Operations (Asia/Oceania) Worldwide Business Transformation Organization - Global Executive Management Laurent BLANCHARD EVP, Global Field Operations (EMEAR*) Worldwide Alliances and Services * Europe, Middle East, Africa & Russia Bruno LATCHAGUE Senior EVP, Global Field Operations (Americas) Industry Solutions and Indirect Channels

Organization - **Brand** Management



Pascal DALOZ
EVP,
Dassault Systèmes Brands and Corporate Development



Dominic KURTAZ
3DEXCITE EMEAR GM



Stephane DECLEE
ENOVIA CEO



Kathleen DONALD
3DEXCITE AMERICAS GM



Gian Paolo BASSI
SOLIDWORKS CEO



Philippe LAUFER
CATIA CEO



Raoul JACQUAND
GEOVIA CEO



Max CARNECCHIA
BIOVIA CEO



Morgan ZIMMERMANN
EXALEAD CEO



Freddy MINI
NETVIBES CEO



Vincent PICOU
3DVIA CEO



Guillaume VENDROUX
DELMIA CEO



Rob VAN EGMOND
QUINTIQ CEO



Scott BERKEY
SIMULIA CEO

3DS.COM © Dassault Systèmes | Confidential Information | 9/28/2017 | ref.: 3DS Board of Directors

40

DASSAULT SYSTEMES | The 3DEXPERIENCE® Company

Questions?

I The Deal II The Timeline III Exa Perspective V Q&A Agenda IV Dassault Systemes Introduction & Perspective © Exa Corporation - Highly Confidential

Ask your Manager Ask your Executive Team leader HR Issues- David St. Cyr Finance or Equity Issues- Joel Dube Questions or Concerns

© Exa Corporation - Highly Confidential The acquisition of Exa by Dassault will be accomplished by means of tender offer by a subsidiary of Dassault for shares of common stock of Exa, which has not yet commenced. This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of Exa. At the time the tender offer is commenced, an affiliate of Dassault will file with the Securities and Exchange Commission (“SEC”) and mail to Exa’s stockholders a Tender Offer Statement and Exa will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement in connection with the transaction. These documents will contain important information about Dassault, Exa, the transaction and other related matters. Investors and security holders are urged to read each of these documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by Dassault and Exa through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents  by writing to Exa Corporation, 55 Network Drive, Burlington, Massachusetts 01803, attention: Investor Relations. Important Additional Information Will Be Filed with the Securities and Exchange Commission